Exhibit 1.1

$[___],000,000

WACHOVIA STUDENT LOAN TRUST 20[__]-[_]

$[________] Floating Rate Class A-1 Student Loan Backed Notes
$[________] Floating Rate Class A-2 Student Loan Backed Notes
$[________] Floating Rate Class A-3 Student Loan Backed Notes
$[________] Floating Rate Class A-4 Student Loan Backed Notes
$[________] Floating Rate Class A-5 Student Loan Backed Notes
$[________] Floating Rate Class A-6 Student Loan Backed Notes
$[________] Floating Rate Class B Student Loan Backed Notes

WACHOVIA EDUCATION LOAN FUNDING LLC
Depositor

UNDERWRITING AGREEMENT

[__________], 2005

Wachovia Education Loan Funding LLC, a Delaware limited liability company (the “Depositor”), hereby confirms its agreement with Wachovia Capital Markets, LLC (“Wachovia”) and each of the other underwriters named in Schedule A hereto (collectively, the “Underwriters”, which term shall also include any underwriter substituted as hereinafter provided in Section 10), for whom Wachovia is acting as representative (in such capacity, the “Representative”), with respect to the sale by the Depositor and the purchase by the Underwriters, acting severally and not jointly, of the respective principal amounts set forth in Schedule A of $[________] aggregate principal amount of Floating Rate Class A-1 Student Loan Backed Notes (the “Class A-1 Notes”), $[________] aggregate principal amount of Floating Rate Class A-2 Student Loan Backed Notes (the “Class A-2 Notes”), $[________] aggregate principal amount of Floating Rate Class A-3 Student Loan Backed Notes (the “Class A-3 Notes”), $[________] aggregate principal amount of Floating Rate Class A-4 Student Loan Backed Notes (the “Class A-4 Notes”), $[________] aggregate principal amount of Floating Rate Class A-5 Student Loan Backed Notes (the “Class A-5 Notes”), and $[________] aggregate principal amount of Floating Rate Class A-6 Student Loan Backed Notes (the “Class A-6 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes and the Class A-6 Notes, the “Class A Notes”) and $[________] aggregate principal amount of Floating Rate Class B Student Loan Backed Notes (the “Class B Notes” and, together with the Class A Notes, the “Underwritten Notes” or the “Notes”) of the Wachovia Student Loan Trust 20[___]-[_] (the “Trust”) under the terms and conditions contained herein.  Capitalized terms used herein that are not otherwise defined shall have the meanings given such terms in the Indenture (as defined below).

Simultaneously with the issuance and sale of the Underwritten Notes as contemplated herein, the Trust will issue the Wachovia Student Loan Trust 20[___]-[_] [Excess Distribution Certificate] (the “Certificates” and, together with the Notes, the “Securities”).  The Notes will be issued pursuant to an indenture, dated as of [__________], 2005 (the “Indenture”), between the Trust, [______________], as eligible lender trustee (the “Eligible Lender Trustee”) and [______________], as indenture trustee (the “Indenture Trustee”).  The Trust was created and the Certificates will be issued pursuant to an amended and restated trust agreement, dated as of [__________], 2005 (the “Trust Agreement”), between the Depositor, the Eligible Lender Trustee and the Indenture Trustee.  Each Note will represent an obligation of the Trust, each Certificate will represent an undivided beneficial interest in the Trust and the Certificates will be subordinated to the Notes to the extent described in the Indenture and the Trust Agreement.

The assets of the Trust will include, among other things (collectively, the “Collateral”), (i) the Trust Student Loans, and all obligations of the Obligors thereunder including all moneys accrued and paid thereunder on or after the applicable Cutoff Date and all Trust Student Loan Files and guaranties and other rights relating to the Trust Student Loans (collectively, the “Receivables”); (ii) the Master Servicing Agreement, including the right of the Issuer to cause the Master Servicer to purchase Trust Student Loans from the Issuer under circumstances described therein; (iii) the Contribution Agreement, including the right of the Issuer to cause the Depositor to repurchase Trust Student Loans from the Issuer under the circumstances described therein and including the rights of the Depositor under the Purchase Agreements; (iv) the Purchase Agreements, to the extent that the rights of the Depositor thereunder have been assigned to the Issuer pursuant to the Contribution Agreement, including the rights of the Depositor to cause Wachovia Education Finance Inc. (“WEF”) or Wachovia Bank, National Association (the “Bank”) as the case may be, to repurchase the related Trust Student Loans from the Depositor, as applicable, under the circumstances described in the applicable Purchase Agreement; (v) the Administration Agreement; (vi) each Guarantee Agreement, including the right of the Issuer to cause the related Guarantor to make Guarantee Payments in respect of the Trust Student Loans; (vii) the Trust Accounts and all funds on deposit from time to time in the Trust Accounts, including the Reserve Account Initial Deposit, the Capitalized Interest Account Initial Deposit, the Add-On Consolidation Loan Account Initial Deposit and the Collection Account Initial Deposit, if any, and all investments and proceeds thereof (including all income thereon); and (viii) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing, all books and records with respect to the foregoing, and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, general intangibles, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

Pursuant to the Indenture, the Collateral will be held by the Indenture Trustee on behalf of the holders of the Notes.  Pursuant to an administration agreement, dated as of [__________],  2005 (the “Administration Agreement”) among the Depositor, WEF, as master servicer (the “Master Servicer”), the Trust, the Eligible Lender Trustee, the Bank as administrator (the “Administrator”) and as paying agent (the “Paying Agent”), the Administrator will perform certain administrative obligations of the Trust under the Indenture and the Depository Agreement.

The Depositor has prepared and filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (File No. 333-125821), and Amendment No. 1 thereto, including a base prospectus and a form of preliminary prospectus supplement relating to the offering of asset backed notes and asset backed certificates, issued in series from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”).  Such registration statement has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission.  The Depositor will file with the Commission a final base prospectus and a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b) under the Securities Act.  The Depositor has included in such registration statement, as amended to and including the Effective Date (as hereinafter defined), all information required by the Securities Act and the rules and regulations of the Commission under the Securities Act (the “Securities Act Regulations”) to be included in the prospectus with respect to the offering of the Underwritten Notes.  As filed, the final prospectus and the final prospectus supplement shall include all required information with respect to the offering of the Underwritten Notes and shall be in all substantive respects in the form furnished to the Representative prior to the Execution Time (as hereinafter defined) or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond those contained in the latest preliminary base prospectus and preliminary prospectus supplement, if any, that have previously been furnished to the Representative) as the Depositor has advised the Representative, prior to the Execution Time, will be included or made therein.

As used herein, “Execution Time” means the date and time this Agreement is executed and delivered to the parties hereto and “Effective Date” means the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission.  Such registration statement, as amended as of the Effective Date, including the exhibits thereto and any material incorporated by reference therein pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is referred to as the “Registration Statement”.  “Base Prospectus” means the base prospectus included in the Registration Statement, as amended at the time of the filing of the Prospectus (as defined below).  “Preliminary Prospectus” means any preliminary prospectus supplement to the Base Prospectus together with the Base Prospectus which describes the offering of the Underwritten Notes and is used prior to the filing of the Prospectus.  “Prospectus” means the supplement to the Base Prospectus that is first filed after the Execution Time pursuant to Rule 424(b) of the Securities Act Regulations, together with the Base Prospectus, as amended at the time of such filing; provided, however, that a supplement to the Base Prospectus shall be deemed to have supplemented the Base Prospectus only with respect to the offering of the series of securities to which it relates.  “Prospectus Supplement” means the supplement to the Base Prospectus included in the Prospectus.

All references in this Agreement to financial statements and schedules and other information which is “contained”, “included” or “stated” in the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are or are deemed to be incorporated by reference in the Registration Statement, any Preliminary Prospectus or the Prospectus, as the case may be.  All references in this Agreement to the terms “amend”, “amendments” or “supplements” with respect to the Registration Statement, the Base Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any documents under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Base Prospectus, any Preliminary Prospectus or the Prospectus, as the case may be, which are or are deemed to be incorporated by reference therein; provided that no documents incorporated by reference into the Registration Statement or the Prospectus with respect to the offering of securities other than the Underwritten Notes shall be deemed to have supplemented or been incorporated into the Prospectus.  For purposes of this Agreement, all references to the Registration Statement, the Base Prospectus, any Preliminary Prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

1.

Representations and Warranties.

(a)

Representations and Warranties by the Depositor.  The Depositor represents and warrants to the Underwriters as of the date hereof and as of the Closing Time (as defined in Section 2(b)) and agrees with the Underwriters as follows:

(i)

Compliance with Registration Requirements. The Depositor meets the requirements for use of Form S-3 under the Securities Act.  If the Registration Statement contains the undertaking specified by Regulation S-K Item 512(a), the Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).  The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Depositor, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.  The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended  (the “Trust Indenture Act”).

At the respective times that the Registration Statement and any post-effective amendments thereto became effective and at the Closing Time, the Registration Statement and each such amendment thereto complied and will comply in all material respects with the requirements of the Securities Act, the Securities Act Regulations, the Trust Indenture Act and the rules and regulations of the Commission under the Trust Indenture Act (the “Trust Indenture Act Regulations”) and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  Neither the Prospectus nor any amendment or supplement thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  Notwithstanding the foregoing, the representations and warranties in this sub Section shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Depositor in writing by any Underwriter through the Representative expressly for use in the Registration Statement or the Prospectus.

Any Preliminary Prospectus and the Prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 of the Securities Act Regulations, complied when so filed in all material respects with the Securities Act Regulations and any Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Underwritten Notes will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii)

Incorporated Documents.  The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission to the extent relating to the Underwritten Notes, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Regulations”) and, when read together with the other information in the Prospectus or subsequently filed documents incorporated or deemed incorporated by reference, at the time the Registration Statement became effective, at the date of the Prospectus and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iii)

No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise set forth in the Prospectus, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Depositor, whether or not arising in the ordinary course of business, or in the ability of the Depositor to perform its obligations under this Agreement and each Basic Document to which it is a party (a “Material Adverse Effect”) and (B) there have been no transactions entered into by the Depositor, other than those in the ordinary course of business, which are material with respect to it.

(iv)

Due Organization of the Depositor. The Depositor has been duly formed and is validly existing as a limited liability company under the laws of the State of Delaware, and all filings required at the date hereof under the Delaware Limited Liability Company Act (6 Del. C. §18-101, et seq.) (the “LLC Act”) with respect to the due formation and valid existence of the Depositor as a limited liability company have been made; the Depositor has all requisite power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and to perform its obligations under each Basic Document to which it is a party (collectively, the “Depositor Agreements”), this Agreement and the Securities; and the Depositor is duly qualified or registered as a foreign limited liability company to transact business and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership of property or the conduct of business, except where the failure to so qualify or register or to be in good standing would not result in a Material Adverse Effect.

(v)

Authorization of this Agreement. This Agreement has been duly authorized, executed and delivered by the Depositor.

(vi)

Authorization of Basic Documents.  As of the Closing Time, each Depositor Agreement has been duly authorized, executed and delivered by the Depositor, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of the Depositor, enforceable against it in accordance with its terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(vii)

Issuance of the Notes.  The Notes have been duly authorized and, at the Closing Time, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be subject to or limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(viii)

Issuance of the Certificates.  The Certificates have been duly authorized and, at the Closing Time, will have been duly executed and, when authenticated, issued and delivered in the manner provided for in the Trust Agreement, will be validly issued, fully paid, non-assessable and outstanding and will be in the form contemplated by, and entitled to the benefits of, the Trust Agreement.

(ix)

Description of the Securities and Basic Documents.  The Securities and the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Registration Statement and the Prospectus.

(x)

Absence of Defaults and Conflicts.  The Depositor is not in violation of its limited liability company agreement or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it is bound, or to which any of its properties or assets is subject (collectively, the “Agreements and Instruments”), except for violations or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance by the Depositor of the Depositor Agreements, this Agreement and the Securities, the consummation of the transactions contemplated herein and therein, in the Registration Statement and in the Prospectus and compliance by it with its obligations hereunder and thereunder have been duly and validly authorized by all necessary action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”) upon any of its property or assets pursuant to the Agreements and Instruments except for Liens permitted by the Basic Documents and conflicts, breaches or defaults that, individually or in the aggregate, will not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of its limited liability company agreement or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Depositor or any of its assets, properties or operations.  As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Depositor.

(xi)

Absence of Proceedings.  There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Depositor, threatened, against or affecting the Depositor which is required to be disclosed in the Registration Statement and the Prospectus (other than as stated therein or in a document incorporated by reference therein), or which might reasonably be expected to result in a Material Adverse Effect; the aggregate of all pending legal or governmental proceedings to which the Depositor is a party or of which any of its properties or assets is the subject which are not described in the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

(xii)

Accuracy of Exhibits.  There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein which have not been so described and filed as required.

(xiii)

Absence of Further Requirements.  No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court, governmental authority or agency or any other person is necessary in connection with the  (A) issuance of the Securities and the offering and sale of the Notes, (B) authorization, execution, delivery and performance by the Depositor of the Depositor Agreements and this Agreement or (C) consummation by the Depositor of the transactions contemplated hereby or thereby, except such as have been obtained and are in full force and effect as of the Closing Time.

(xiv)

Possession of Licenses and Permits.  The Depositor possesses such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Depositor is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect or would render a material portion of the Receivables unenforceable; and the Depositor has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect or would render a material portion of the Receivables unenforceable.

(xv)

Title to Receivables; Payment of Fees.  As of the Closing Time and immediately prior to their transfer to the Trust, the Depositor will have good and marketable title to, and will be the sole beneficial owner of each Receivable and the remainder of the Collateral free and clear of Liens other than the Lien in favor of the Indenture Trustee under the Indenture and other Liens permitted by the Basic Documents; all taxes, fees and other governmental charges arising in connection with the transactions contemplated by this Agreement and the Basic Documents and with the execution and delivery of the Receivables, including any amendments thereto and assignments and/or endorsements thereof, have been paid by the Depositor.

(xvi)

Investment Company Act.  Neither the Depositor nor the Trust is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xvii)

No Brokers or Finders.  Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from the Depositor or any of its affiliates or a purchaser any brokerage or finder’s fee or other fee or commission as a result of any of the transactions contemplated in this Agreement.

(xviii)

Actions with respect to Receivables.  On or before the Closing Time, the Depositor shall mark its accounting and other records, if any, relating to the Receivables and shall cause the Bank, WEF and the Master Servicer to mark their records (including computer records) to show the absolute ownership by the Eligible Lender Trustee on behalf of the Trust of the Receivables and none of the Depositor, WEF, the Bank or the Master Servicer shall take any action inconsistent with the ownership by the Eligible Lender Trustee on behalf of the Trust of the Receivables, other than as permitted by the Master Servicing Agreement or the other Basic Documents.

(b)

Officer’s Certificates.  Any certificate signed by any officer of the Depositor or any of its Affiliates and delivered at the Closing Time to the Representative or to counsel for the Underwriters shall be deemed a representation and warranty by the Depositor or such Affiliate, as the case may be, to the Underwriters as to the matters covered thereby.  When used in this Agreement, the term “Affiliate” shall have the meaning assigned by Rule 501(b) of the Securities Act Regulations.

2.

Sale and Delivery to the Underwriters; Closing.

(a)

Purchase of Underwritten Notes.  On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Depositor agrees to sell to the Underwriters, and the Underwriters severally agree to purchase from the Depositor, the aggregate principal amount of Underwritten Notes set forth opposite each Underwriter’s name on Schedule A at a purchase price equal to, in the case of (i) the Class A-1 Notes, [______%] of the principal amount thereof, (ii) the Class A-2 Notes, [______%]  of the principal amount thereof, (iii) the Class A-3 Notes, [______%]  of the principal amount thereof, (iv) the Class A-4 Notes [______%]  of the principal amount thereof, (v) the Class A-5 Notes, [______%]  of the principal amount thereof, (vi) the Class A-6 Notes, [______%]  of the principal amount thereof and (vii) the Class B Notes, [______%]  of the principal amount thereof.

(b)

Payment.  Payment of the purchase price, and delivery of certificates, for the Underwritten Notes shall be made at the offices of McKee Nelson, LLP, One Battery Park Plaza, 34th Floor, New York, New York  10004, or at such other place as shall be agreed upon by the Representative and the Depositor, at 10:00 A.M. (New York time) on [__________], 2005, or such other time not later than five business days after such date as shall be agreed upon by the Representative and the Depositor (such date and time of payment and delivery being called the “Closing Time”). Pursuant to Rule 15c6-1(d) of the Exchange Act Regulations, the parties hereto have agreed that the Closing Time will be not less than five business days following the date hereof.

Each class of Notes will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”).  The interests of beneficial owners of the Notes will be represented by book entries on the records of DTC and participating members thereof.  Certificates for the Securities shall be made available for examination by the Representative in The City of New York not later than 10:00 A.M. (New York time) on the business day prior to the Closing Time.

Delivery of the Underwritten Notes shall be made against payment of the purchase price by wire transfer of immediately available funds to a bank account designated by the Depositor.

3.

Covenants of the Depositor.  The Depositor covenants with each Underwriter as follows:

(a)

Compliance with Securities Act Regulations and Commission Requests.  The Depositor, subject to Section 3(b), will comply with the requirements of Rules 424(b) and 430A of the Securities Act Regulations, if and as applicable, and will notify the Representative immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Notes for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes.  The Depositor will promptly effect the filings necessary pursuant to Rule 424 of the Securities Act Regulations and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 of the Securities Act Regulations was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus.  The Depositor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)

Filing of Amendments.  The Depositor will give the Representative notice of its intention to file or prepare any amendment to the Registration Statement, any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Representative with copies of each such document within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representative or counsel for the Underwriters shall reasonably object.

(c)

Delivery of Registration Statements.  The Depositor has furnished or will deliver to the Representative and counsel for the Underwriters, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to the Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.  The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)

Delivery of Offering Documents.  The Depositor will deliver to each Underwriter, without charge, as many copies of any Preliminary Prospectus as such Underwriter may reasonably request, and the Depositor hereby consents to the use of such copies for purposes permitted by the Securities Act.  The Depositor will furnish to each Underwriter, without charge, during the period when a prospectus is required to be delivered under the Securities Act or the Exchange Act, such number of copies of the Prospectus as such Underwriter may reasonably request.  The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)

Continued Compliance with Securities Laws.  The Depositor will comply with the Securities Act and the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, the Trust Indenture Act and the Trust Indenture Act Regulations so as to permit the completion of the distribution of the Underwritten Notes as contemplated in this Agreement, the Basic Documents, the Registration Statement and the Prospectus.  If at any time when the Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with sales of the Underwritten Notes, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or counsel to the Depositor, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, the Depositor will promptly prepare and file with the Commission, subject to the review and approval provisions afforded to the Representative as described in Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Depositor will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)

State Securities Law Qualifications.  The Depositor will use its best efforts, in cooperation with the Underwriters, to qualify the Underwritten Notes for offering and sale under the laws of such jurisdictions as the Representative may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the Prospectus; provided, however, that the Depositor shall not be obligated to file any general consent to service of process or to qualify as a foreign limited liability company or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.  In each jurisdiction in which the Underwritten Notes have been so qualified, the Depositor will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of the Prospectus.

(g)

Earnings Statement. The Depositor will timely file such reports pursuant to the Exchange Act as are necessary in order to cause the Trust to make generally available to holders of the Notes as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(h)

Use of Proceeds. The Depositor shall cause the Trust to use the net proceeds received by it from the sale of the Notes in the manner specified in the Base Prospectus under [“Use of Proceeds”].

(i)

Reports, Statements and Certificates.  So long as any Underwritten Notes are outstanding, the Depositor shall deliver or cause to be delivered to the Underwriters, as soon as copies become available, copies of (i) each Master Servicer’s Report and Administrator’s Officers’ Certificate delivered to the Administrator or the Indenture Trustee pursuant to Section 3.1 of the Administration Agreement, (ii) the annual statements of compliance, notices of Master Servicer Default, notices of Administrator Default, financial statements, annual independent certified public accountants’ reports and annual opinions of counsel furnished to the Indenture Trustee pursuant to the Basic Documents, as soon as such statements, reports and opinions are furnished to the Indenture Trustee, (iii) all documents of the Depositor or the Trust required to be filed with the Commission pursuant to the Exchange Act or any order of the Commission thereunder and (iv) such other information concerning the Depositor, the Trust or the Securities as the Underwriters may reasonably request from time to time.

(j)

Reporting Requirements.  The Depositor, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the Exchange Act Regulations.

4.

Payment of Expenses.

(a)

Expenses.  The Depositor shall pay all of its own expenses incident to the performance of its obligations under this Agreement, including without limitation (i) the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and each amendment or supplement thereto, (ii) the preparation, reproduction and delivery to the Underwriters of this Agreement, any agreement among the Underwriters, each Basic Document and each other document as may be required in connection with the issuance and delivery of the Securities or the offering, purchase or sale of the Notes, (iii) the preparation, issuance and delivery of the certificates for the Underwritten Notes to the Underwriters, (iv) the fees and expenses of the counsel, accountants and other advisors of the Depositor and any of its Affiliates in connection with the transactions contemplated by this Agreement, (v) the qualification of the Underwritten Notes under state securities laws in accordance with the provisions of Section 3(f), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith, (vi) any fees and expenses of the Indenture Trustee and the Eligible Lender Trustee, including the reasonable fees and disbursements of their respective counsel in connection with the transactions contemplated by this Agreement and (vii) any fees payable to Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services, a Division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s” and, together with Moody’s, the “Rating Agencies”), in connection with the rating of the Notes.

(b)

Termination of Agreement.  If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 5 or Section 9(a)(i), the Depositor shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

5.

Conditions of the Obligations of the Underwriters.  The obligations of the Underwriters are subject to the accuracy of the representations and warranties of the Depositor contained in Section 1 and in certificates of any officer of the Depositor or any of its Affiliates delivered pursuant to the provisions hereof, to the performance by the Depositor of its covenants and other obligations hereunder and to the following additional conditions:

(a)

Effectiveness of Registration Statement.  The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and at the Closing Time no proceedings for that purpose shall have been instituted or be pending or, to the knowledge of the Depositor, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.  A prospectus containing information relating to the description of the Securities, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b) of the Securities Act Regulations (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A of the Securities Act Regulations).

(b)

Accountants’ Comfort Letter.  At the Closing Time, the Underwriters and the Depositor shall have received from KPMG LLP a letter or letters dated as of the Closing Date, in form and substance as previously agreed upon by the Representative and otherwise reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to certain financial, statistical and other information contained in or incorporated by reference into the Prospectus.

(c)

Officer’s Certificate.  At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any Material Adverse Effect with respect to the Depositor whether or not arising in the ordinary course of business, and the Underwriters shall have received a certificate at the Closing Time, and dated as of the Closing Date, of an authorized officer of the Depositor to the effect that (i) there has been no such Material Adverse Effect, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of the Closing Time and (iii) the Depositor has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(d)

Opinion of Counsel for the Bank.  At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of [_________], Assistant General Counsel of Wachovia Corporation, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

(i)

The Bank has been duly organized and is validly existing as a national banking association under the law of the United States, and continues to hold a valid certificate to transact business as such, and has the requisite power and authority to originate, purchase, hold, sell and service the Receivables, to enter into and perform its obligations under each Basic Document to which it is a party (collectively, the “Bank Agreements”) and to conduct its business as described in the Prospectus.

(ii)

Each Bank Agreement has been duly authorized, executed and delivered by the Bank.

(iii)

No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any Federal or Illinois court or governmental authority or agency or any other person is necessary or required by the Bank in connection with the authorization, execution, delivery and performance of any Bank Agreement or for the issuance, delivery, offer or sale of the Securities, other than those which have already been made, obtained or rendered.

(iv)

The execution, delivery and performance by the Bank of the Bank Agreements do not violate, result in a breach of or constitute a default under (A) any term or provision of the articles of association or bylaws of the Bank, (B) in any material respect, any Federal or Illinois statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over the Bank or (C) in any material respect, any indenture or other agreement or instrument known to such counsel to which the Bank is a party or by which it or any of its properties is bound.

(v)

To the best of such counsel’s knowledge and information, there is no pending or threatened action, suit or proceeding before any court, administrative agency or other tribunal (A) asserting the invalidity of any Bank Agreement or (B) seeking to prevent the consummation by the Bank of the transactions contemplated by any Bank Agreement.

(e)

Opinion of Special Counsel for the Bank.  At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, special counsel for the Bank, in form and substance reasonably satisfactory to counsel for the Underwriters regarding the enforceability of the Bank Agreements against the Bank and the creation, perfection and priority of the Depositor’s security interest in the Receivables.

(f)

Opinion of Special Insolvency Counsel for the Bank.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, special insolvency counsel for the Bank, in form and substance reasonably satisfactory to counsel for the Underwriters, regarding the (i) Financial Institutions Reform, Recovery and Enforcement Act of 1989 and (ii) conveyance of the Receivables by the Bank to the Depositor being a “true sale”.

(g)

Opinion of Counsel for WEF.  At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of [____________], Assistant General Counsel of WEF in its individual capacity and as Master Servicer, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

(i)

WEF has been duly organized and is validly existing in good standing as a [corporation]  under the law of the State of [________] and has the requisite power and authority to originate, purchase, hold, sell and service the Receivables, to enter into and perform its obligations under each Basic Document to which it is a party (collectively, the “WEF Agreements”) and to conduct its business as described in the Prospectus.

(ii)

Each WEF Agreement has been duly authorized, executed and delivered by WEF.

(iii)

No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any Federal or California court or governmental authority or agency or any other person is necessary or required by WEF in connection with the authorization, execution, delivery and performance of any WEF Agreement or for the issuance, delivery, offer or sale of the Securities, other than those which have already been made, obtained or rendered.

(iv)

The execution, delivery and performance by WEF of the WEF Agreements do not violate, result in a breach of or constitute a default under (A) any term or provision of the articles of association or bylaws of WEF, (B) in any material respect, any Federal or California statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over WEF or (C) in any material respect, any indenture or other agreement or instrument known to such counsel to which WEF is a party or by which it or any of its properties is bound.

(v)

To the best of such counsel’s knowledge and information, there is no pending or threatened action, suit or proceeding before any court, administrative agency or other tribunal (A) asserting the invalidity of any WEF Agreement or (B) seeking to prevent the consummation by WEF of the transactions contemplated by any WEF Agreement.

(h)

Opinion of Special Counsel for WEF.  At the Closing Time, the Underwriters and the Depositor shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, special counsel for the WEF, in form and substance reasonably satisfactory to counsel for the Underwriters regarding the enforceability of the WEF Agreements against WEF and the creation, perfection and priority of the Depositor’s security interest in the Receivables.

(i)

Opinion of Special Insolvency Counsel for WEF.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, special insolvency counsel for WEF, in form and substance reasonably satisfactory to counsel for the Underwriters, regarding the (i) conveyance of the Receivables by WEF to the Depositor being a “true sale” and (ii) substantive consolidation of the assets and liabilities of WEF with those of the Depositor.

(j)

Opinion of Counsel for the Depositor.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, counsel for the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

(i)

Each of this Agreement, the Purchase Agreement and each Depositor Agreement has been duly executed and delivered by the Depositor.

(ii)

 Assuming due authorization, execution and delivery by the parties thereto  (other than execution and delivery of each Depositor Agreement by the Depositor), each Depositor Agreement other than the Trust Agreement constitutes a valid and binding agreement, enforceable against the Depositor in accordance with its terms, except as the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

(iii)

Assuming that the Notes have been duly executed and delivered by the Trust, authenticated by the Indenture Trustee in accordance with the Indenture and delivered against payment of the purchase price therefor pursuant to this Agreement or the Purchase Agreement, as the case may be, the Notes will be validly issued and entitled to the benefits of the Indenture and will constitute valid and binding obligations of the Trust, enforceable against the Trust in accordance with their terms, except as the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

(iv)

The Securities and the Basic Documents conform in all material respects to the descriptions thereof and the statements relating thereto contained in the Prospectus.

(v)

To the best of such counsel’s knowledge and information, no default by the Depositor exists in the due performance or observance of any obligation, agreement, covenant or condition contained in the Agreements and Instruments, except for defaults that would not result in a Material Adverse Effect.

(vi)

No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of any New York or Federal court or governmental authority or agency or any other person is necessary or required by the Depositor in connection with the authorization, execution, delivery and performance of this Agreement or any Depositor Agreement or for the issuance, sale or delivery of the Securities, other than those which have already been made, obtained or rendered under the Securities Act, the Securities Act Regulations, the Trust Indenture Act, the Trust Indenture Act Regulations or those that may be required under the state securities or blue sky laws of the various states, and except for the filing of UCC-1 financing statements relating to the conveyance of the Receivables and other Collateral from the Bank to the Depositor, from WEF to the Depositor, from the Depositor to the Trust and from the Trust to the Indenture Trustee, which UCC statement filings are in the process of being made.

(vii)

The statements in the Prospectus under the headings “Summary – Tax Status”, “Summary – ERISA Considerations”, “Material Federal Income Tax Consequences”, “ERISA Considerations” and “Material Legal Issues Relating to the Receivables”, to the extent that they constitute matters of la w or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and provide a fair summary in all material respects.

(viii)

Neither the Trust nor the Depositor is required to register as an “investment company” under the Investment Company Act.

(ix)

The Indenture has been duly qualified under the Trust Indenture Act.

(x)

Each of the Basic Documents to which the Trust is a party constitutes a valid and binding agreement of the Trust, enforceable against the Trust in accordance with its terms, except as the enforcement thereof may be subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting creditors’ rights generally and to general equitable principles  (regardless of whether considered in a proceeding in equity or at law), including concepts of commercial reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief.

(xi)

The Registration Statement has become effective under the Securities Act and, to the best of such counsel’s knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or threatened by the Commission.

(xii)

The Registration Statement and the Prospectus (in each case other than the  (A) financial statements and supporting schedules and other financial, numerical, statistical and quantitative information included or incorporated by reference therein or omitted therefrom, (B) documents incorporated or deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be, pursuant to Item 12 of Form S-3 and (C) Indenture Trustee’s Statement of Eligibility on Form T-1  (the “Form T-1”), as to which such counsel expresses no opinion), as of their respective effective or issue dates, as the case may be, each appeared on its face to be appropriately responsive in all material respects with the applicable requirements of the Securities Act and the Securities Act Regulations.

Such counsel shall also state that such counsel has examined the Registration Statement and the Prospectus and nothing has come to such counsel’s attention that would lead such counsel to believe that the Registration Statement (other than information relating to any of the Guarantors or any sub-servicer that is not an Affiliate of the Master Servicer (each a “Sub-Servicer”), the financial statements and schedules and other financial, numerical, statistical and quantitative information, in each case included or incorporated by reference therein or omitted from the Registration Statement or the Prospectus or the Form T-1, as to which such counsel need make no statement), at the time the Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus (other than information relating to any of the Guarantors and the Sub-Servicers, the information regarding the financial statements and schedules and other financial, numerical, statistical and quantitative information, in each case included or incorporated by reference therein or omitted from the Registration Statement or the Prospectus or the Form T-1, as to which such counsel may make no statement), at the date thereof or at the Closing Time, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)

Opinion of Counsel for the Depositor.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of [_________], Assistant General Counsel of Wachovia Corporation and counsel for the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

(i)

The execution, delivery and performance by the Depositor of the Depositor Agreements do not violate, result in a breach of or constitute a default under (A) any term or provision of the articles of association or bylaws of the Depositor, (B) in any material respect, any Federal or [______] statute, order known to such counsel, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or (C) in any material respect, any indenture or other agreement or instrument known to such counsel to which the Depositor is a party or by which it or any of its properties is bound.

(ii)

To the best of such counsel’s knowledge and information, there is no pending or threatened action, suit or proceeding before any administrative agency or other tribunal (A) asserting the invalidity of any Depositor Agreement or (B) seeking to prevent the consummation by the Depositor of the transactions contemplated by any Depositor Agreement.

(l)

Opinion of Special Delaware Counsel for the Depositor.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Richards, Layton & Finger, P.A., special Delaware counsel for the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

(i)

The Depositor has been duly formed and is validly existing in good standing as a limited liability company under the laws of the State of Delaware.

(ii)

The Limited Liability Company Agreement of the Depositor, dated as of June 8, 2005 (the “Depositor LLC Agreement”), by Wachovia Education Finance Inc. (the “Member”), as the sole equity member of the Depositor, and the special members named therein, constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member in accordance with its terms, except as the enforcement thereof may be subject to the effect upon the Depositor LLC Agreement of bankruptcy, insolvency, fraudulent transfer, fraudulent conveyance, moratorium, receivership, reorganization, liquidation and other similar laws relating to or affecting the rights and remedies of creditors generally and principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and such counsel expresses no opinion concerning the right or power of a member or manager of the Depositor to apply to or petition a court to decree a dissolution of the Depositor pursuant to the LLC Act or with respect to provisions of the Depositor LLC Agreement that apply to a person that is not a party to the Depositor LLC Agreement.

(iii)

Under the LLC Act and the Depositor LLC Agreement, the Depositor has all necessary limited liability company power and authority to execute and deliver this Agreement and the Depositor Agreements, and to perform its obligations under this Agreement and the Depositor Agreements.

(iv)

Under the LLC Act and the Depositor LLC Agreement, the execution and delivery by the Depositor of this Agreement and the Depositor Agreements, and the performance by the Depositor of its obligations hereunder and thereunder, have been duly authorized by all necessary limited liability company action on the part of the Depositor.

(v)

The execution and delivery by the Depositor of this Agreement and the Depositor Agreements, and the performance by the Depositor of its obligations hereunder and thereunder, do not violate (A) any Delaware law, rule or regulation or (B) the LLC Act or the Depositor LLC Agreement.

(vi)

No authorization, consent, approval or order of any Delaware court or any Delaware governmental or administrative body is required to be obtained by the Depositor solely in connection with the execution and delivery by the Depositor of this Agreement and the Depositor Agreements or the performance by the Depositor of its obligations hereunder and thereunder.

(vii)

The Depositor’s assignment and delivery of the Trust Estate to the Trust and the filing of applicable UCC financing statements with the “Delaware Secretary of State” will vest in the Trust a perfected security interest therein and the proceeds thereof and such security interest will be prior to any other security interest granted by the Depositor that is perfected solely by filing of financing statements under the UCC.  The Depositor has authorized the filing of such UCC financing statements.

(m)

Opinion of Special Delaware Counsel for the Trust.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Richards, Layton & Finger, P.A., special Delaware counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

(i)

 The Trust has been duly formed and is validly existing as a statutory trust pursuant to the laws of the State of Delaware, 12 Del. C. §§ 3801, et seq. (the “Statutory Trust Act”), and has the power and authority under the Trust Agreement and the Statutory Trust Act to execute, deliver and perform its obligations under the Basic Documents to which the Trust is a party, to issue the Certificates and the Notes and to grant the Trust Estate to the Indenture Trustee as security for the Notes.

(ii)

The Basic Documents to which the Trust is a party and the Notes have been duly authorized by the Trust.

(iii)

The Trust Agreement constitutes a legal, valid and binding obligation of the Depositor and the Eligible Lender Trustee, enforceable against the Depositor and the Eligible Lender Trustee in accordance with its terms, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties  (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

(iv)

The Certificates have been duly authorized by the Trust and, when executed by the Trust, authenticated by the Eligible Lender Trustee and delivered to the purchasers thereof in accordance with the Trust Agreement, the Certificates will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

(v)

Neither the execution, delivery and performance by the Trust of the Basic Documents to which the Trust is a party or the Securities, nor the consummation by the Trust of any of the transactions contemplated thereby, requires the consent or approval of, the withholding of objection on the part of, the giving of notice to, the filing, registration or qualification with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware, other than the filing of the Certificate of Trust with the Secretary of State pursuant to the Trust Agreement and the filing of a financing statement on form UCC-1 with the Secretary of State pursuant to the Indenture.

(vi)

Neither the execution, delivery and performance by the Trust of the Basic Documents to which the Trust is a party or the Securities, nor the consummation by the Trust of the transactions contemplated thereby, will conflict with or result in a breach of, or constitute a default under the provisions of the Trust Agreement or any law, rule or regulation of the State of Delaware applicable to the Trust or, to our knowledge without independent investigation, any judgment or order of the State of Delaware applicable to the Trust or its properties or, to our knowledge without independent investigation, any indenture, mortgage, contract or other agreement or instrument to which the Trust is a party or by which it is bound.

(vii)

Under Section 3805(b) of the Statutory Trust Act, no creditor of any holder of a Certificate (each a “Certificateholder”) shall have any right to obtain possession of, or otherwise exercise legal or equitable remedies with respect to, the Trust Estate except in accordance with the terms of the Trust Agreement and except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties  (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

(viii)

Under Section 3805(c) of the Statutory Trust Act, except to the extent otherwise provided in the Trust Agreement, a Certificateholder has no interest in specific trust property, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

(ix)

Under  Section 3808(a) and (b) of the Statutory Trust Act, the Trust may not be terminated or revoked by any Certificateholder, and the dissolution, termination or bankruptcy of any Certificateholder shall not result in the termination or dissolution of the Trust, except to the extent otherwise provided in the Trust Agreement and except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

(x)

Under the Statutory Trust Act, the Trust is a separate legal entity and, assuming that the Contribution Agreement conveys good title to the Trust Estate to the Trust as a [true sale/contribution] and not as a security arrangement, the Trust rather than the Certificateholders will hold whatever title to the Trust Estate as may be conveyed to it from time to time pursuant to the Contribution Agreement, except to the extent that the Trust has taken action to dispose of or otherwise transfer or encumber any part of the Trust Estate and, except as the enforcement thereof may be subject to applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent transfer and similar laws relating to and affecting the rights and remedies of creditors generally, principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law) and applicable public policy with respect to the enforceability of provisions relating to indemnification or contribution.

(xi)

The financing statements (with respect to each of the Depositor, the Eligible Lender Trustee and the Trust) (the “Financing Statements”) are in proper form for filing with the Delaware Secretary of State.  To the extent that Article 9 of the UCC as in effect in the State of Delaware is applicable (without regard to conflicts of laws principles), and assuming that the security interest created by the Contribution Agreement or Indenture, as applicable in the Collateral has been duly created and has attached, upon the filing of the Financing Statement with the Delaware Secretary of State, the Indenture Trustee will have a perfected security interest in such entity’s rights in that portion of the Collateral described in the Financing Statement that constitutes “chattel paper”, “general intangibles” or “accounts” (as such terms are defined in the UCC) and the proceeds (as defined in Section 9-102(a)(64) of the UCC) thereof; and such security interest will be prior to any other security interest granted by such entity that is perfected solely by the filing of financing statements under the UCC, subject to Section 9-103 of the UCC (with respect to purchase money security interests) and Section 9-315 of the UCC (with respect to temporarily perfected security interests in proceeds).   The Trust has authorized the filing of such UCC financing statements.

(n)

Opinion of Special Federal Income Tax Counsel for the Depositor.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, special federal income tax counsel for the Depositor, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that for federal income tax purposes, the (i) Underwritten Notes will be characterized as debt if held by Persons other than the beneficial owner of the equity interest in the Trust for federal income tax purposes and (ii) Trust will not be an association (or a publicly traded partnership) taxable as a corporation.

(o)

Opinion of Special New York Counsel for the Trust.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of McKee Nelson LLP, special New York counsel for the Trust, in form and substance reasonably satisfactory to counsel for the Underwriters regarding the creation in favor of the Trust and its assigns of a valid security interest in the Receivables and other Collateral transferred by the Depositor pursuant to the Contribution Agreement, the creation in favor of the Indenture Trustee of a valid security interest in the Receivables and other Collateral under the Indenture and the perfection of the Indenture Trustee’s security interest by control (as defined in Section 8-106 of the New York UCC) of the security entitlements in the Trust Accounts.

(p)

Opinion of Counsel for the Indenture Trustee.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of [______________], counsel for the Indenture Trustee, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

(i)

The Indenture Trustee has been duly formed and is validly existing as a national banking association under the laws of the United States.

(ii)

The Indenture Trustee, at the time of its execution and delivery of the Indenture, had full power and authority to execute and deliver the Basic Documents to which the Indenture Trustee is a party (collectively, the “Indenture Trustee Agreements”) and has full power and authority to perform its obligations thereunder.

(iii)

To the best of such counsel’s knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Indenture Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Indenture Trustee to carry out the transactions contemplated in the Indenture Trustee Agreements.

(iv)

No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Indenture Trustee of the Indenture Trustee Agreements.

(v)

Each of the Indenture Trustee Agreements has been duly and validly authorized, executed and delivered by the Indenture Trustee and constitutes a legal, valid and binding obligation of the Indenture Trustee enforceable against the Indenture Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Collateral and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vi)

The Notes have been duly authenticated and delivered by the Indenture Trustee in accordance with the terms of the Indenture.

(q)

Opinion of Counsel for the Eligible Lender Trustee.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of [__________], counsel for the Eligible Lender Trustee, in form and substance reasonably satisfactory to counsel for the Underwriters, substantially to the effect that:

(i)

The Eligible Lender Trustee has been duly formed and is validly existing as a national banking association under the laws of the United States.

(ii)

The Eligible Lender Trustee, at the time of its execution and delivery of the Indenture, had full power and authority to execute and deliver the Basic Documents to which the Eligible Lender Trustee is a party (collectively, the “Eligible Lender Trustee Agreements”) and has full power and authority to perform its obligations thereunder.

(iii)

To the best of such counsel’s knowledge, there are no actions, proceedings or investigations pending or threatened against or affecting the Eligible Lender Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if adversely decided, would materially and adversely affect the ability of the Eligible Lender Trustee to carry out the transactions contemplated in the Eligible Lender Trustee Agreements.

(iv)

No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof was or is required for the execution, delivery or performance by the Eligible Lender Trustee of the Eligible Lender Trustee Agreements.

(v)

Each of the Eligible Lender Trustee Agreements has been duly and validly authorized, executed and delivered by the Eligible Lender Trustee and constitutes a legal, valid and binding obligation of the Eligible Lender Trustee enforceable against the Eligible Lender Trustee in accordance with its respective terms, except that certain of such obligations may be enforceable solely against the Collateral and except that such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, liquidation or other similar laws affecting the enforcement of creditors’ rights generally, and by general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(vi)

The Eligible Lender Trustee is an “eligible lender trustee” as such term is defined in Section 435(d) of the Higher Education Act for purposes of holding legal title to the Receivables.

(r)

Opinion of Counsel regarding the Higher Education Act.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of [_________], counsel for the Eligible Lender Trustee, the Depositor and WEF, in form and substance reasonably satisfactory to counsel for the Underwriters regarding the Higher Education Act as such counsel shall reasonably request.

(s)

Opinion of Counsel for the Underwriters.  At the Closing Time, the Underwriters shall have received the favorable opinion, dated as of the Closing Date, of Sidley Austin Brown & Wood LLP, counsel for the Underwriters, in form and substance satisfactory to the Underwriters.  In rendering such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel reasonably satisfactory to the Underwriters.

(t)

Reliance Letters.  At the Closing Time, counsel to the Depositor shall provide reliance letters to the Underwriters relating to each legal opinion relating to the transaction contemplated hereby rendered to either Trustee or either Rating Agency.

(u)

Maintenance of Rating.  At the Closing Time, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Notes shall be rated in the highest rating category by each Rating Agency and the Class B Notes shall be rated at least [“A-”] by Standard & Poor’s and at least [“A3”] by Moody’s and the Depositor shall have delivered to the Underwriters a letter dated the Closing Date from each Rating Agency, or other evidence satisfactory to the Representative, confirming that the Notes have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Notes or any other securities of WEF or any of its Affiliates by any “nationally recognized statistical rating organization”, as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any class of Notes or any other securities of WEF or any of its Affiliates.

(v)

Officer’s Certificate.  At the Closing Time, a certificate of the Secretary, an Assistant Secretary or a Vice President of the Depositor, the Bank, WEF and the Master Servicer dated as of the Closing Date, certifying as to the accuracy of the representations and warranties in each of the Basic Documents to which the Depositor, the Bank, WEF and the Master Servicer is a party.

(w)

Additional Rating Agency Requirements.  The Depositor will, to the extent, if any, that the ratings provided with respect to the Notes by either Rating Agency are conditioned upon the furnishing or the taking of any other actions by the Depositor or an Affiliate thereof, furnish such documents and take, or cause to be taken, all such other actions.

(x)

Additional Documents.  At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance of the Securities and the sale of the Underwritten Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Depositor in connection with the foregoing shall be reasonably satisfactory in form and substance to counsel for the Underwriters.

(y)

Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Depositor at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

6.

Indemnification.

(a)

Indemnification of Underwriters. The Depositor agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)

against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)

against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d)) any such settlement is effected with the written consent of the Depositor; and

(iii)

against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Depositor by the Underwriters through the Representative, expressly for use in the Registration Statement (or any amendment thereto), any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative consists of the following information [under the caption “Underwriting” in the Prospectus Supplement, the (i) concession and reallowance figures appearing in the second table and (ii) information in the fourth paragraph insofar as it relates to market- making transactions].

(b)

Indemnification of the Depositor.  The Underwriters severally but not jointly agree to indemnify and hold harmless the Depositor and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as incurred, but only with respect to untrue statements or omissions, of material facts or alleged untrue statements or omissions, made in the Prospectus (or any amendment thereto), any Preliminary Prospectus or the Registration Statement (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Depositor by the Underwriters through the Representative expressly for use in the Registration Statement (or any amendment thereto), any Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Representative consists of the following information under the caption “Underwriting” in the Prospectus Supplement, [the (i) concession and reallowance figures appearing in the second table and (ii) information in the fourth paragraph insofar as it relates to market- making transactions].

(c)

Actions Against Parties; Notification.  Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement.  In the case of parties indemnified pursuant to Section 6(a), counsel to the indemnified parties shall be selected by the Underwriters, and, in the case of parties indemnified pursuant to Section 6(b), counsel to the indemnified parties shall be selected by the Depositor.  An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.  In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)

Settlement Without Consent if Failure to Reimburse.  If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if  (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

7.

Contribution.  If the indemnification provided for in Section 6 is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriters on the other hand from the offering of the Underwritten Notes pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Depositor on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Depositor on the one hand and the Underwriters on the other hand in connection with the offering of the Underwritten Notes pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Underwritten Notes pursuant to this Agreement (before deducting expenses) received by the Depositor and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate initial public offering prices of the Underwritten Notes.  The relative fault of the Depositor on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Depositor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section.  The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section, no Underwriter shall be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter in respect of the Underwritten Notes underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriters, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Depositor.  The Underwriters’ respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Underwritten Notes set forth opposite their respective names in Schedule A and not joint.

8.

Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Depositor and its Affiliates submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or any controlling person, or by or on behalf of the Depositor and its Affiliates, and shall survive delivery of the Underwritten Notes to the Underwriters.

9.

Termination of Agreement.

(a)

Termination; General.  The Underwriters may terminate this Agreement, by notice to the Depositor, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Depositor, the Master Servicer or WEF or any of their affiliates, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Underwritten Notes or to enforce contracts for the sale of the Underwritten Notes,  (iii) if trading in any securities of the Depositor, WEF or any of their respective Affiliates has been suspended or materially limited by the Commission or if trading generally on the American Stock Exchange, the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, (iv) a material disruption has occurred in commercial banking or securities settlement or clearing services in the United States or (v) if a banking moratorium has been declared by Federal, North Carolina or New York authorities.

(b)

Liabilities.  If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4, and provided further that Sections 1, 6, 7, 8 and 10 shall survive such termination and remain in full force and effect.

10.

Default by One or More of the Underwriters.  If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Notes which it or they are obligated to purchase (the “Defaulted Notes”), then the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

(a)

if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Underwritten Notes to be purchased on such date, the nondefaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations in Schedule A bear to the underwriting obligations of all non-defaulting Underwriters, or

(b)

if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Underwritten Notes to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

In the event of any such default which does not result in a termination of this Agreement either the Representative or the Depositor shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

11.

Notices.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Underwriters shall be directed to the Representative at One Wachovia Center, 301 South College Street, One Wachovia Center, Charlotte, North Carolina 28288, attention of Steven J. Ellis; notices to the Depositor shall be directed to it in care of Wachovia Corporation, One Wachovia Center, 301 South College Street, One Wachovia Center, Suite E, Charlotte, North Carolina 28288-5578, attention of April Hughey.

12.

Parties.  This Agreement shall inure to the benefit of and be binding upon each Underwriter, the Depositor and their respective successors.  Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Depositor and their respective successors and the controlling persons, directors and officers referred to in Sections 6 and 7 and their heirs and legal representatives any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained.  This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Depositor and their respective successors, and the controlling persons, directors and officers referred to in Sections 6 and 7 and their heirs and legal representatives and for the benefit of no other person, firm or corporation.  No purchaser of Underwritten Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

13.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

14.

Effect of Headings.  The Section headings herein are for convenience only and shall not effect the construction hereof.

15.

USA Patriot Act Notification and Important information about entering into a business relationship with Wachovia.  To help fight the funding of terrorism and money laundering activities, US Federal law requires all financial institutions to obtain, verify and record information that identifies each person or corporation who opens an account or enters into a business relationship.

16.

No Fiduciary Duties.  The Depositor on behalf of itself and its Affiliates hereby acknowledges that in connection with the offering of the Notes and the transactions related thereto, as contemplated herein and in the other Basic Documents, and the discussions and negotiations of the purchase price thereof set forth in this Agreement: (a) the Underwriters have acted at arms length, are not agents of or advisors to, and owe no fiduciary duties to, any of the Trust, the Transferor or the Company or any other Person, (b) the Underwriters owe the Trust, the Transferor and the Company only those contractual duties as are set forth in this Agreement and (c) the Underwriters may have interests that differ from those of any of the Trust, the Transferor or the Company.  Each of the Trust, the Transferor and the Company hereby waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Notes and the transactions related thereto, as contemplated herein and in the other Basic Documents, including the discussions and negotiations of the purchase price thereof set forth in this Agreement.

17.  European Economic Area.  In relation to each Relevant Member State of the European Economic Area which has implemented the Prospectus Directive, each Underwriter hereby represents and agrees that with effect from and including the “Relevant Implementation Date” for such Relevant Member State, which is the date on which the Prospectus Directive is implemented in that Relevant Member State, it has not made and will not make an offer of Notes to the public in that Relevant Member State except that it may, with effect from and including the Relevant Implementation Date, make an offer of Notes to the public in that Relevant Member State:

(a)

in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

(b)

at any time to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(c)

at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year, (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(d)

at any time in any other circumstances which do not require the publication by the Trust of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State.

For purposes of this provision, (i) “Relevant Member State” means each member state of the European Economic Area, (ii) “European Economic Area” means the European Union member states (currently Austria, Belgium, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Ireland, Italy, Latvia, Lithuania, Luxembourg, Malta, Poland, Portugal, Slovakia, Slovenia, Spain, Sweden, The Netherlands and the United Kingdom), together with Iceland, Liechtenstein and Norway, and (iii) “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

18.

United Kingdom.  Each Underwriter has severally represented to and agreed with the Depositor that:

(a)

it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Trust; and

(b)

it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

For purposes of this provision, “FSMA” means the Financial Services and Markets Act 2000.

19.

Ireland  Each Underwriter has severally represented to and agreed with the Depositor that: (i) in respect of a local offer (within the meaning of Section 38(l) of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland) of Notes in Ireland, it has complied and will comply with Section 49 of the Investment Funds, Companies and Miscellaneous Provisions Act 2005 of Ireland; and (ii) at all times:

(a)

it has complied and will comply with all applicable provisions of the Investment Intermediaries Acts, 1995 to 2000 of Ireland (as amended) with respect to anything done by it in relation to the Notes or operating in, or otherwise involving, Ireland and, in the case of an underwriter acting under and within the terms of an authorization to do so for the purposes of European Union Council Directive 93 /22/EEC of 10 May 1993 (as amended or extended), it has complied with any codes of conduct made under the Investment Intermediaries Acts 1995 to 2000, of Ireland (as amended) and, in the case of an underwriter acting within the terms of an authorization granted to it for the purposes of European Union Council Directive 2000/12/EC of 20 March 2000 (as amended or extended), it has complied with any codes of conduct or practice made under Section 117(l) of the Central Bank Act, 1989 or Ireland (as amended); and

(b)

it has only issued or passed on, and it will only issue or pass on, in Ireland or elsewhere, any document received by it in connection with the issue of the Notes to persons who are persons to whom the document may otherwise lawfully be issued or passed on.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Depositor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Depositor in accordance with its terms.

WACHOVIA EDUCATION LOAN FUNDING LLC,
as Depositor

By: _____________________________________

Name:

Title:

CONFIRMED AND ACCEPTED,

as of the date first above written:

WACHOVIA CAPITAL MARKETS, LLC,

as Representative of the Underwriters

named in Schedule A hereto

By: ________________________________

Name:

Title:

SCHEDULE A

UNDERWRITERS

Underwriter

Principal Amounts